THIRD AMENDMENT TO CREDIT AGREEMENT THIRD AMENDMENT, dated as of December 17, 2025 (this “Agreement”), to the Credit Agreement, dated as of February 26, 2024, by and among Summit Hotel OP, LP, a Delaware limited partnership (the “Borrower”), Summit Hotel Properties, Inc., a Maryland corporation (the “Parent Guarantor”), the other Guarantors from time to time party thereto, the Lenders from time to time party thereto and Regions Bank, as Administrative Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such term in the Existing Credit Agreement as amended by this Agreement (the Existing Credit Agreement as so amended, the “Credit Agreement”). WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as herein set forth. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: SECTION 1. Amendments to the Existing Credit Agreement. Subject to all of the terms and conditions of set forth in this Amendment: 1.1 Amended and Restated Definitions. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as set forth below: “Adjusted Daily SOFR” means, for any determination date, Daily Simple SOFR; provided that if Adjusted Daily SOFR as so determined would otherwise be less than 0.00% per annum, Adjusted Daily SOFR shall be deemed to be 0.00% per annum. “Adjusted Term SOFR” means, for any determination date, Term SOFR; provided that if Adjusted Term SOFR as so determined would otherwise be less than 0.00% per annum, Adjusted Term SOFR shall be deemed to be 0.00% per annum. 1.2 Deleted Definition. Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom the definition of “SOFR Adjustment.” SECTION 2. Conditions of Effectiveness. The provisions of this Agreement shall become effective on the date (the “Third Amendment Effective Date”) that the Administrative Agent shall have received counterparts of this Agreement duly executed by the Loan Parties, the Administrative Agent and the Lenders. SECTION 3. Representations and Warranties. Each Loan Party reaffirms and restates the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct in all material respects (or, in the case of Section 4.01(u) of the Credit Agreement, in all respects) on the Third Amendment Effective Date, without duplication of materiality qualifiers set forth in such representations and warranties, except to the extent that such representations and warranties expressly relate to an earlier date in which case such representations and warranties are true and correct in all material respects (or, in the case of Section 4.01(x) of the Credit Agreement, in all respects) as of such earlier date, without duplication of materiality qualifiers set forth in such representations and warranties. Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that: (a) it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; (b) no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement, except such consents, actions or filings that have been duly obtained, taken, given or made and are in full force and effect; (c) this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity; (d) no Default or Event of Default has occurred and is continuing; and (e) the execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any Material Contract or agreement governing Indebtedness of any Loan Party or any of its Subsidiaries. SECTION 4. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Existing Credit Agreement, as amended hereby, and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms. SECTION 5. Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 9.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Arnold & Porter Kaye Scholer LLP, counsel to the Administrative Agent. SECTION 6. Ratification. (a) Except as herein agreed, the Existing Credit Agreement, as amended by this Agreement, and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. (b) This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Existing Credit Agreement, Credit Agreement, any other

Loan Document or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Existing Credit Agreement or the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Existing Credit Agreement, the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to therein or any of the transactions contemplated thereby. SECTION 7. Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto. SECTION 8. References. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Existing Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time. SECTION 9. Counterparts; Electronic Execution. Section 9.08 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 10. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. SECTION 11. Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction. SECTION 12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. SECTION 13. Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. [Signature pages immediately follow]

[Signature Page to Third Amendment to Summit OP Regions Term Loan Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives thereunto duly authorized, as of the date first above written. BORROWER: SUMMIT HOTEL OP, LP, a Delaware limited partnership By: SUMMIT HOTEL GP, LLC, a Delaware limited liability company, its general partner By: SUMMIT HOTEL PROPERTIES, INC., a Maryland corporation, its sole member By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary PARENT GUARANTOR: SUMMIT HOTEL PROPERTIES, INC., a Maryland corporation By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary GUARANTORS: CARNEGIE HOTELS, LLC, a Georgia limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary BP WATERTOWN HOTEL LLC, a Massachusetts limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary

[Signature Page to Third Amendment to Summit OP Regions Term Loan Credit Agreement] SUMMIT HOSPITALITY I, LLC, SUMMIT HOSPITALITY 19, LLC, SUMMIT HOSPITALITY 21, LLC, SUMMIT HOSPITALITY 22, LLC, SUMMIT HOSPITALITY 25, LLC, SUMMIT HOSPITALITY 036, LLC, SUMMIT HOSPITALITY 057, LLC, SUMMIT HOSPITALITY 060, LLC, SUMMIT HOSPITALITY 084, LLC, SUMMIT HOSPITALITY 092, LLC, SUMMIT HOSPITALITY 100, LLC, SUMMIT HOSPITALITY 103, LLC, SUMMIT HOSPITALITY 110, LLC, SUMMIT HOSPITALITY 111, LLC, SUMMIT HOSPITALITY 114, LLC, SUMMIT HOSPITALITY 116, LLC, SUMMIT HOSPITALITY 117, LLC, SUMMIT HOSPITALITY 118, LLC, SUMMIT HOSPITALITY 119, LLC, SUMMIT HOSPITALITY 120, LLC, SUMMIT HOSPITALITY 121, LLC, SUMMIT HOSPITALITY 123, LLC, SUMMIT HOSPITALITY 126, LLC, SUMMIT HOSPITALITY 127, LLC, SUMMIT HOSPITALITY 128, LLC, SUMMIT HOSPITALITY 130, LLC, SUMMIT HOSPITALITY 131, LLC, SUMMIT HOSPITALITY 132, LLC, SUMMIT HOSPITALITY 133, LLC, SUMMIT HOSPITALITY 134, LLC, SUMMIT HOSPITALITY 135, LLC, SUMMIT HOSPITALITY 136, LLC, SUMMIT HOSPITALITY 137, LLC, SUMMIT HOSPITALITY 138, LLC, SUMMIT HOSPITALITY 140, LLC, SUMMIT HOSPITALITY 141, LLC, SUMMIT HOSPITALITY 143, LLC, SUMMIT HOSPITALITY 144, LLC, SUMMIT HOSPITALITY 145, LLC SUMMIT HOSPITALITY XIV, LLC, SUMMIT HOSPITALITY XIII, LLC, and SAN FRAN JV, LLC each a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary

[Signature Page to Third Amendment to Summit OP Regions Term Loan Credit Agreement] SUMMIT HOTEL TRS 014, LLC, SUMMIT HOTEL TRS 024, LLC, SUMMIT HOTEL TRS 027, LLC, SUMMIT HOTEL TRS 030, LLC, SUMMIT HOTEL TRS 036, LLC, SUMMIT HOTEL TRS 037, LLC, SUMMIT HOTEL TRS 048, LLC, SUMMIT HOTEL TRS 051, LLC, SUMMIT HOTEL TRS 057, LLC, SUMMIT HOTEL TRS 060, LLC, SUMMIT HOTEL TRS 066, LLC, SUMMIT HOTEL TRS 084, LLC, SUMMIT HOTEL TRS 092, LLC, SUMMIT HOTEL TRS 094, LLC, SUMMIT HOTEL TRS 098, LLC, SUMMIT HOTEL TRS 099, LLC, SUMMIT HOTEL TRS 100, LLC, SUMMIT HOTEL TRS 101, LLC, SUMMIT HOTEL TRS 103, LLC, SUMMIT HOTEL TRS 105, LLC, SUMMIT HOTEL TRS 106, LLC, SUMMIT HOTEL TRS 107, LLC, SUMMIT HOTEL TRS 108, LLC, SUMMIT HOTEL TRS 109, LLC, SUMMIT HOTEL TRS 110, LLC, SUMMIT HOTEL TRS 111, LLC, SUMMIT HOTEL TRS 113, LLC, SUMMIT HOTEL TRS 114, LLC, SUMMIT HOTEL TRS 116, LLC, SUMMIT HOTEL TRS 117, LLC, SUMMIT HOTEL TRS 118, LLC, SUMMIT HOTEL TRS 119, LLC, SUMMIT HOTEL TRS 120, LLC, SUMMIT HOTEL TRS 121, LLC, SUMMIT HOTEL TRS 123, LLC, SUMMIT HOTEL TRS 126, LLC, SUMMIT HOTEL TRS 127, LLC, SUMMIT HOTEL TRS 128, LLC, SUMMIT HOTEL TRS 130, LLC, SUMMIT HOTEL TRS 131, LLC, SUMMIT HOTEL TRS 132, LLC, SUMMIT HOTEL TRS 133, LLC, SUMMIT HOTEL TRS 134, LLC, SUMMIT HOTEL TRS 135, LLC, SUMMIT HOTEL TRS 136, LLC, SUMMIT HOTEL TRS 137, LLC, SUMMIT HOTEL TRS 138, LLC, SUMMIT HOTEL TRS 140, LLC, SUMMIT HOTEL TRS 141, LLC, SUMMIT HOTEL TRS 143, LLC, SUMMIT HOTEL TRS 144, LLC,

[Signature Page to Third Amendment to Summit OP Regions Term Loan Credit Agreement] SUMMIT HOTEL TRS 145, LLC, and SUMMIT HOTEL TRS 146, LLC, each a Delaware limited liability company By: Summit Hotel TRS, Inc., a Delaware corporation, the sole member of each of the above referenced Delaware limited liability companies By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary

[Signature Page to Third Amendment to Summit OP Regions Term Loan Credit Agreement] REGIONS BANK., as Administrative Agent By: /s/ Ghi S. Gavin Name: Ghi S. Gavin Title: Senior Vice President

[Signature Page to Third Amendment to Summit OP Regions Term Loan Credit Agreement] REGIONS BANK., as a Lender By: /s/ Ghi S. Gavin Name: Ghi S. Gavin Title: Senior Vice President

[Signature Page to Third Amendment to Summit OP Regions Term Loan Credit Agreement] CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Melissa DeVito Name: Melissa DeVito Title: Authorized Signatory

[Signature Page to Third Amendment to Summit OP Regions Term Loan Credit Agreement] U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Travis Myers Name: Travis Myers Title: Senior Vice President

[Signature Page to Third Amendment to Summit OP Regions Term Loan Credit Agreement] RAYMOND JAMES BANK, as a Lender By: /s/ Alexander Sierra Name: Alexander Sierra Title: Senior Vice President

[Signature Page to Third Amendment to Summit OP Regions Term Loan Credit Agreement] TRUIST BANK, as a Lender By: /s/ C. Vincent Hughes, Jr. Name: C. Vincent Hughes, Jr. Title: Director